TO:       Wade R. Cook
FROM:     Glen Overton
SUBJECT:  Property # UT-010, Salt Lake City Airport
DATE:     August 15, 1997


                         RAMADA LTD. SUITES, AIRPORT PROPERTY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LOCATION:           315 North Admiral Byrd
                    Salt Lake City International Center
                    Salt Lake City, UT 84101

                    Property sets on 1.4 acres - 2 miles west of the Salt Lake City Airport

DESCRIPTION:        59 units, combination of standard rooms and mini-suites
                    decorated in a country theme. Has a two-story lobby, breakfast area, meeting rooms, exercise facility, and outdoor pool and hot tub. This is the BEST LOOKING PROPERTY at the airport -- without a doubt!

TIME LINE:          Construction began 11/96
                    Projected Opening 10/10/97

HOTEL COST:         Total project cost estimated at $2.5 million
                    First year NOI estimate of $347k = a hotel cap rate of 13.88

EQUITY DIST.        Ownership to be held in Airport Lodging Associates, L.C.
                    --Zions Management & Development Co. to hold 25% ownership
                    --Investment Lodging, Inc. to hold a 35% ownership
                    --THH Ltd. to hold a 15% ownership
                    --WADE COOK SEMINARS, INC. TO HOLD A 25% OWNERSHIP

INVESTMENT:         --Zions Management contributed financing, cash, franchise, and other services valued at $350,000
                    --Investment Lodging contributed land, supervision, plans, etc. valued at $500,000
                    --THH Ltd. contributed cash and note transfer valued at
                    $175,000
                    --Wade Cook Seminars, Inc. to contribute $250,000 cash

COOK PAYMENTS:      $250,000 to be received by 08/25/97

Agreement Accepted by


/s/ Wade B. Cook                             8-22-97
-------------------------------              --------
Wade Cook Seminars, Inc by                   Date
Wade Cook

                        ASSIGNMENT AND ASSUMPTION OF INTEREST

     THIS ASSIGNMENT AND ASSUMPTION OF INTEREST is made this 22nd day of August, 1996 by Zions Management and Development Co. (herein "Zions"), a Utah corporation, to Airport Lodging Associates, L.C. (Herein "ALA") and Wade Cook Seminars.

                                      RECITALS:

A. Zions owns fifty percent (50%) interest in ALA.
B. Zions agrees to relinquish the rights to twenty five percent (25%) to ALA.
C. ALA agrees to sell and assign the acquired twenty five percent (25%) to Wade Cook Seminars and Wade Cook Seminars agrees to accept the assignment for the sum of $250,000.

                                      AGREEMENT:

1. Zions hereby assigns to ALA a twenty five percent (25%) interest in and to ALA.
2. ALA accepts the foregoing assignment and agrees to sell this interest to Wade Cook Seminars.
3. Wade Cook Seminars agrees to buy the foregoing interest in ALA for the sum of $250,000 and agrees to perform any and all obligations which it may thereby have under the Articles of Organization or Operating Agreement of ALA.

     IN WITNESS WHEREOF, the parties have entered into this Agreement the day and year first above written.

                              ZIONS MANAGEMENT AND DEVELOPMENT CO.


                              /s/ Glen A. Overton
                              -------------------------------------------------
                              Glen A. Overton, President

                              AIRPORT LODGING ASSOCIATES, L.C.


                              By  /s/ Glen A. Overton
                              -------------------------------------------------
                                Zions Management and Development Co., Managing

                                   Member

                              WADE COOK SEMINARS


                              By
                              -------------------------------------------------

                                Wade R. Cook, President

     On this 22 day of August, 1997, Glen A. Overton did personally appear before me, who being duly sworn did say that he the said Glen A. Overton is the President of Zions Management and Development Co. And that the within and fore going instrument was signed in behalf of the said corporation.

                              /s/ Deborah Whitlock
                              -------------------------------------------------
                              NOTARY PUBLIC
                              Residing in:   Provo, UT
                                          -------------------------------------
My Commission Expires:

       1999                                  [SEAL]
---------------------

AFTER RECORDING, MAIL TO:



Wayne G. Petty
MOYLE & DRAPER, P.C.
City Centre I, Suite 900
175 East Fourth South
Salt Lake City, Utah 84111


                                    WARRANTY DEED

          Garrick Development Company, L.L.C., Grantor, of Salt Lake City, County of Salt Lake, State of Utah, hereby conveys and warrants to Airport Lodging Associates, L.C., Grantee, whose address is 175 East 400 South, Suite 900, Salt Lake City, Utah 84111, for the sum of TEN AND NO/100 DOLLARS, the following described tract of land in Salt Lake County, State of Utah:

          Lot 7B as shown on the Amended Plat of Lot 7, Salt Lake International Center, Plat 8 as recorded in the office of the Salt Lake County Recorder and being located in the Southwest Quarter of Section 36, Township 1 North, Range 2 West, Salt Lake Base & Meridian.

          WITNESS, the hand of said Grantor, this 17 day of July, 1996.

                                   GARRICK DEVELOPMENT COMPANY, L.L.C.


                                   By /s/ F. S. Prince Jr.
                                     ------------------------------------------
                                     F. S. Prince, Jr. Manager

STATE OF UTAH            )
                         :ss.
COUNTY OF SALT LAKE      )

          On the 17 day of July 1996, personally appeared before me F. S. Prince, Jr. the signer of the within instrument, who duly acknowledged to me that he executed the same as Manager of Garrick Development Company, L.L.C.

                                   Colleen G. Bailey
                                   --------------------------------------------
                                   NOTARY PUBLIC
                                   Residing at: S. L. COUNTY
                                               --------------------------------

My Commission Expires:

     10-24-98                           [SEAL]
----------------------

STATE OF UTAH            )
                         :ss.
COUNTY OF SALT LAKE      )

          On the 19 day of August, 1996, personally appeared before me Wayne
G. Petty, the signer of the within instrument who duly acknowledged to me that he executed the same.

                                   Colleen G. Bailey
                                   --------------------------------------------
                                   NOTARY PUBLIC
                                   Residing at: S. L. COUNTY
                                               --------------------------------

My Commission Expires:

     10-24-98                           [SEAL]
----------------------